UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2004

VSOURCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7855 Ivanhoe Avenue, Suite 200, La Jolla, California (Address of principal executive offices)		92307-4508 (Zip Code)

Registrant’s telephone number, including area code: (858) 551-2920

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

Prior to the Exchange Offer discussed in Item 2.01 below, Vsource, Inc. (the “Company”) and the holders of the Company’s Series 4-A Preferred Stock were parties to a Stockholders Agreement and a Registration Rights Agreement, each dated as of October 25, 2000, which gave the Series 4-A Stockholders significant control over the Company’s operations and actions and provided certain registration rights to such holders. In connection with the Exchange Offer, the Stockholders Agreement and Registration Rights Agreement have both been terminated. The terms and conditions of the Stockholders Agreement and the Registration Rights Agreement are described in more detail under the heading “Termination of Registration Rights Agreement and Stockholders Agreement” in the Company’s Exchange Offer and Consent Solicitation Circular (the “Circular”), which was filed as an exhibit to the Company’s Schedule TO, which the Company filed with the SEC on October 18, 2004 (the “Schedule TO”). The information from the Circular under such heading is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

Prior to the Exchange Offer, described below, the majority of the business operations of the Company were conducted through its subsidiary Vsource Asia Berhad (“Vsource Asia”), which in fiscal 2004 generated approximately 99% of the Company’s combined revenues. On November 22¸ 2004, the Company contributed 100% of its ownership interest in Vsource Asia, representing 61.2% of Vsource Asia’s total outstanding shares, to a new wholly owned subsidiary of the Company organized in the British Virgin Islands (“Asia Holding Co.”). Immediately thereafter, the Company completed an exchange offer pursuant to which the holders of its Series 1-A, Series 2-A and Series 4-A Preferred Stock (the “Preferred Stock”) were given the opportunity to exchange their Preferred Stock for common shares of Asia Holding Co. (the “Exchange Offer”). In connection with this Exchange Offer, 92.8% of the Series 1-A Preferred Stock, 98.8% of the Series 2-A Preferred Stock and 100% of the Series 4-A Preferred Stock were tendered to the Company and were subsequently cancelled. Because less than all of the Company’s Preferred Stock was tendered in the Exchange Offer, and as a result of rounding of fractional shares, the Company continued to own 518,594 common shares of Asia Holding Co. after the completion of the Exchange Offer, all of which the Company tendered to Symphony as part of the Symphony Purchase Offer described below.

Symphony House Berhad (“Symphony”), a Malaysian company that owns 30.3% of Vsource Asia, also completed its purchase offer, pursuant to which it agreed to purchase, for cash, common shares of Asia Holding Co. from the Company and the former Preferred Stockholders of the Company (the “Symphony Purchase Offer”). Therefore, upon completion of the Symphony Purchase Offer the Company will not own any shares of Asia Holding Co. and it will have thereby disposed of its entire interest in Vsource Asia.

The transactions contemplated by the Exchange Offer and the Symphony Purchase Offer are explained in greater detail in the Information Statement filed by the Company with the Securities and Exchange Commission on September 1, 2004 and in the Schedule TO. The information from the Circular under the headings “Summary Term Sheet” and “Description of the Transaction” is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

Prior to the Exchange Offer, the Company and holders of the Company’s Series 4-A Preferred Stock were parties to a Stockholders Agreement and a Registration Rights Agreement, each dated as of October 25, 2000, which gave the Company’s Series 4-A Stockholders significant control over the Company’s operations and actions. In connection with the Exchange Offer, each of the Stockholders Agreement and Registration Rights Agreement have been terminated.

In addition, in connection with the Exchange Offer a majority of the outstanding shares of Series 1-A Preferred Stock, Series 2-A Preferred Stock and Series 4-A Preferred Stock, each voting as a separate class, agreed that the transactions completed in connection with the Exchange Offer would not be a deemed liquidation, dissolution or winding up of the Company. This waiver is described in greater detail in the Circular under the heading “Request for Waiver of Liquidation Rights of the Preferred Stock”, which information is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Symphony also entered into an agreement (the “Symphony Purchase Agreement”) pursuant to which it agreed to purchase the Vsource common stock and certain warrants to acquire Vsource common stock from certain holders of the Preferred Stock. Upon completion of the transactions contemplated by the Symphony Purchase Agreement, Symphony will acquire approximately 32% of the outstanding common stock of the Company and warrants which, if exercised, would result in Symphony owning approximately 54.5% of the outstanding common stock of the Company. The information in the Circular under the heading “Agreements, Regulatory Requirements and Legal Proceedings – Symphony Purchase Offer” is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

(b)	Pro Forma Financial Information

Pro Forma Financial Statements are attached to this Form 8-K.

(c)	Exhibit 5

99.1	Press Release, dated November 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSOURCE, INC.

Date: November 29, 2004	/S/ DENNIS SMITH
Name: Dennis Smith Title: Chief Financial Officer

VSOURCE, INC. SELECTED PRO FORMA FINANCIAL DATA

Proforma Financial information

The following unaudited proforma condensed financial information are presented for illustrative purposes only, giving effect to the following: (I) the transactions (“Transactions”) described under Item 2.01 and assuming that all the holders of the Series 1-A, 2-A and 4-A preferred stock exchange their shares for the common shares of Asia Holding Co.; and (II) the disposal of 100% of the equity interest in Vsource (Texas) Inc. (“Vsource Texas”), the principal subsidiary engaging in the Human Capital Management (“HCM”) business which was completed on July 1, 2004.

In respect of (I), the Transactions, based on the carrying value of assets and liabilities attributed to Asia Holding Co. on July 31, 2004, and the estimated costs and expenses incurred in connection with the Transactions, the Company expects that it will record (1) a gain on disposal of its interest in Asia Holding Co. in exchange for the redemption of Series 1-A, 2-A and 4-A Preferred Stock, and (2) an adjustment through accumulated deficit as a result of the redemption of the preferred stock in accordance with EITF Topic No. D-42, “The effect on the calculation of earnings per share for the redemption or induced conversion of preferred stock” (“Topic D-42”) and EITF 00-27, “Application of Issue No. 98-5 to Certain Convertible Instruments”. In respect of (II), the consummation of the disposal of 100% of the equity interest in Vsource Texas on July 1, 2004 has resulted in a loss. The disposal of Vsource Texas constituted a discontinued operation pursuant to FAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” and has been disclosed as such in the unaudited consolidated financial statements for the three and six months ended July 31, 2004 included in the Company’s Quarterly Report on Form 10-Q filed on September 13, 2004.

The following unaudited pro forma financial information is included:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 31, 2004;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months and six months ended July 31, 2004; and

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the years ended January 31, 2004, 2003 and 2002.

The pro forma financial information represents, in the opinion of management, all adjustments necessary to present the Company’s pro forma results of operations and financial position in accordance with Article 11 of the United States Securities and Exchange Commission (“SEC”) Regulation S-X and is based upon available information and certain assumptions considered reasonable under the circumstances.

The pro forma condensed consolidated financial statements should be read in conjunction with the Company’s unaudited condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months and six months ended July 31, 2004 and audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2004. The pro forma information may not necessarily be indicative of what the Company’s financial position or results of operations would have been had the transactions been in effect as of and for the periods presented, nor is such information necessarily indicative of the Company’s results of operations or financial position for any future period or date.

VSOURCE, INC.

Pro Forma Condensed Consolidated Balance Sheet

(in thousands, except shares and per share data)

The following table shows the unaudited pro forma condensed consolidated balance sheet as at July 31, 2004 as if the Transactions had taken place on July 31, 2004:

	(I) The Transactions
	Historical (1)	Proforma adjustments		Proforma (I)
ASSETS
Current assets:
Cash and cash equivalents	$4,279	$(857	)(2)	$3,422
Restricted cash	329	(245	)(2)	84
Accounts receivable, net	1,933	(1,793	)(2)	140
Prepaid expenses	283	(160	)(2)	123
Inventories	160	(160	)(2)	—
Other current assets*	2,053	(474	)(2)	1,379
		(200	)(2)
Promissory note	46	—		46

Total current assets	9,083	(3,889)		5,194
Property and equipment, net	3,420	(3,360	)(2)	60
Restricted cash, non-current	599	(348	)(2)	251

Total assets	$13,102	$(7,597)		$5,505

LIABILITIES, PREFERRED STOCK AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$1,628	$(1,526	)(2)	$102
Accrued expenses	2,355	(1,367	)(2)	1,338
		350	(2)
Staff accruals	744	(607	)(2)	137
Advances from customers—current	316	(315	)(2)	1
Tax payable	134	(19	)(2)	155
		40	(2)

Total current liabilities	5,177	(3,444)		1,733

Minority interest	1,395	(1,395	)(2)	—

Non-redeemable preferred stock:
Preferred stock Series 1-A	2,326	(2,326	)(3)	—
Preferred stock Series 2-A	2,028	(2,028	)(3)	—

	4,354	(4,354)		—

Redeemable preferred stock:
Preferred stock Series 4-A	21,555	(21,555	)(3)	—

Total preferred stock	25,909	(25,909)		—

Shareholders’ equity (deficit):
Common stock	20	—		20
Additional paid-in-capital	86,554	(19,377	)(3)	67,177
Accumulated deficit	(105,782)	12,915	(2)	(63,387)
		29,480	(3)
Other comprehensive income	(171)	133	(2)	(38)

Total shareholders’ equity (deficit)	(19,379)	23,151		3,772

Total liabilities, preferred stock and shareholders’ equity (deficit)	$13,102	$(7,597)		$5,505

*	including a receivable from Vsource Asia of $1.2 million.

VSOURCE, INC.

Pro Forma Condensed Consolidated Statements of Operations

(In Thousands, except per share data)

The following table shows the unaudited pro forma condensed consolidated results of operations for the six months ended July 31, 2004, as if (I) the Transactions had taken place and (II) the Transactions and the disposal of Vsource Texas ; in both cases as if they had taken place on February 1, 2001:

	(I) The Transactions				(II) Disposal of Vsource Texas
	Historical (1)	Pro forma adjustments		Pro forma (I)	Proforma Adjustments		Pro forma (II)
Revenue from
Services	$8,009	$(7,847	)(5)	$162	$—		$162
Products	724	(724	)(5)	—	—		—

	8,733	(8,571)		162	—		162

Cost and expenses:
Cost of revenue from
Services	5,137	(5,133	)(5)	4	—		4
Products	591	(591	)(5)	—	—		—

	5,728	(5,724)		4	—		4

Selling, general and administrative expenses	5,367	(4,783	)(5)	584	—		584
Research and development expenses	—	—		—	—		—
Expenses related to terminated merger with TEAM America	—	—		—	—		—
Amortization of stock-based compensation	—	—		—	—		—
Impairment of long-lived assets	—	—		—	—		—
Insurance proceeds in respect of loss of inventory	—	—		—	—		—

Total costs and expenses	11,095	(10,507)		588	—		588

Operating income/(loss)	(2,362)	1,936	(5)	(426)	—		(426)
Interest income	4	—		4	—		4
Interest expense	(2)	—		(2)	—		(2)
Gain on disposal of investments	7,611	(7,611	)(5)	—	—		—
Non-cash beneficial conversion feature expense	—	—		—	—		—
Loss on extinguishment of debt	—	—		—	—		—

	5,251	(5,675)		(424)	—		(424)
Minority interest	253	(253	)(5)	—

Profit /(loss) before tax	5,504	(5,928)		(424)	—		(424)
Tax	(118)	118	(5)	—	—		—

Net profit / (loss) from continuing operations	5,386	(5,810)		(424)	—		(424)

Discontinued operations
Loss from discontinued operations	(1,148)	—		(1,148)	1,148	(7)	—

Net profit/(loss) after taxation	4,238	(5,810)		(1,572)	1,148		(424)

Add (Less): Credit arising on Exchange and deemed non-cash dividend to preferred shareholders	(7,034)	7,034	(5)	—	—		—

Net profit/(loss) available to common shareholders	$(2,796)	$1,224		$(1,572)	$1,148		$(424)

Basic and diluted weighted average number of common shares outstanding	2,026			2,026			2,026

Basic and diluted earnings/(loss) per share from continuing operations	$(0.81)			$(0.21)			$(0.21)
Basic and diluted earnings/(loss) per share from discontinued operations	(0.57)			(0.57)			—

Total basic and diluted earnings/ (loss) per share	$(1.38)			$(0.78)			$(0.21)

VSOURCE, INC.

Pro Forma Condensed Consolidated Statements of Operations

(In Thousands, except per share data)

The following table shows the unaudited pro forma condensed consolidated results of operations for the three months ended July 31, 2004, as if (I) the Transactions had taken place and (II) the Transactions and the disposal of Vsource Texas ; in both cases as if they had taken place on February 1, 2001:

	(I) The Transactions				(II) Disposal of Vsource Texas
	Historical (1)	Pro forma adjustments		Pro forma (I)	Proforma Adjustments		Pro forma (II)
Revenue from
Services	$3,756	$(3,648	)(5)	$108	$—		$108
Products	308	(308	)(5)	—	—		—

	4,064	(3,956)		108	—		108

Cost and expenses:
Cost of revenue from
Services	2,428	(2,428	)(5)	—	—		—
Products	248	(248	)(5)	—	—		—

	2,676	(2,676)		—	—		—

Selling, general and administrative expenses	2,779	(2,510	)(5)	269	—		269
Research and development expenses	—	—		—	—		—
Expenses related to terminated merger with TEAM America	—	—		—	—		—
Amortization of stock-based compensation	—	—		—	—		—
Impairment of long-lived assets	—	—		—	—		—
Insurance proceeds in respect of loss of inventory	—	—		—	—		—

Total costs and expenses	5,455	(5,186)		269	—		269

Operating income/(loss)	(1,391)	1,230		(161)	—		(161)
Interest income	4	—		4	—		4
Interest expense	—	—		—	—		—
Gain on disposal of investments	—	—		—	—		—
Non-cash beneficial conversion feature expense	—	—		—	—		—
Loss on extinguishment of debt	—	—		—	—		—

	(1,387)	1,230		(157)	—		(157)
Minority interest	218	(218	)(5)	—

Profit /(loss) before tax	(1,169)	1,012		(157)	—		(157)
Tax	4	(4	)(5)	—	—		—

Net profit / (loss) from continuing operations	(1,165)	1,008		(157)	—		(157)

Discontinued operations
Loss from discontinued operations	(486)	—		(486)	486	(7)	—

Net profit/(loss) after taxation	(1,651)	1,008		(643)	486		(157)

Add (Less): Credit arising on Exchange and deemed non-cash dividend to preferred shareholders	(3,623)	3,623	(5)	—	—		—

Net profit/(loss) available to common shareholders	$(5,274)	$4,631		$(643)	$486		$(157)

Basic weighted average number of common shares outstanding	2,026			2,026			2,026

Basic and diluted earnings/(loss) per share from continuing operations	$(2.36)			$(0.08)			$(0.08)
Basic and diluted earnings/(loss) per share from discontinued operations	(0.24)			(0.24)			—

Total basic and diluted earnings/ (loss) per share	$(2.60)			$(0.32)			$(0.08)

VSOURCE, INC.

Pro Forma Condensed Consolidated Statements of Operations

(In Thousands, except per share data)

The following table shows the unaudited pro forma condensed consolidated results of operations for the year ended January 31, 2004, as if (I) the Transactions had taken place and (II) the Transactions and the disposal of Vsource Texas; in both cases as if they had taken place on February 1, 2001:

	Reclassification			(I) The Transactions				(II) Disposal of Vsource Texas
	Historical (4)	Reclassification		Historical after reclassification	Pro forma adjustments		Pro forma (I)	Pro forma adjustments		Pro forma (II)
Revenue from
Services	$16,254	$(71	)(6)	$16,183	$(16,034	)(5)	$149	$—		$149
Products	2,044	—		2,044	(2,044	)(5)	—	—		—

	18,298	(71)		18,227	(18,078)		149	—		149

Cost and expenses:
Cost of revenue from
Services	9,903	(240	)(6)	9,663	(9,653	)(5)	10	—		10
Products	1,576	—		1,576	(1,576	)(5)	—	—		—

	11,479	(240)		11,239	(11,229)		10	—		10

Selling, general and administrative expenses	16,638	(434	)(6)	16,204	(12,513	)(5)	3,691	—		3,691
Research and development expenses	—	—		—	—		—	—		—
Expenses related to terminated merger with TEAM America	1,467	—		1,467	—		1,467	—		1,467
Amortization of stock-based compensation	94	—		94	(41	)(5)	53	—		53
Impairment of long-lived assets	—	—		—	—		—	—		—
Insurance proceeds in respect of loss of inventory	—	—		—	—		—	—		—

Total costs and expenses	29,678	(674)		29,004	(23,783)		5,221	—		5,221

Operating income /(loss)	(11,380)	603		(10,777)	5,705		(5,072)	—		(5,072)

Interest income	33	—		33	(2	)(5)	31	—		31
Interest expense	—	—		—	—		—	—		—
Gain on disposal of investments	—	—		—	—		—	—		—
Non-cash beneficial conversion feature expense	—	—		—	—		—	—		—
Loss on extinguishment of debt	—	—		—	—		—	—		—

	(11,347)	603		(10,744)	5,703		(5,041)	—		(5,041)
Minority interest	—	—		—	—		—	—		—

Profit/ (loss) before tax	(11,347)	603		(10,744)	5,703		(5,041)	—		(5,041)
Tax	(22)	—		(22)	22	(5)	—	—		—

Net profit /(loss) from continuing operations	(11,369)	603		(10,766)	5,725		(5,041)	—		(5,041)

Discontinued operations
Loss from discontinued operations	—	(603)		(603)	—		(603)	603	(7)	—

Net profit/(loss) after taxation	(11,369)	—		(11,369)	5,725		(5,644)	603		(5,041)

Add (Less): Credit arising on Exchange and deemed non-cash dividend to preferred shareholders	(11,877)	—		(11,877)	11,877		—	—		—

Net profit/(loss) available to common shareholders	$(23,246)	$—		$(23,246)	$17,602		$(5,644)	$603		$(5,041)

Basic and diluted weighted average number of common shares outstanding	1,914			1,914			1,914			1,914

Basic and diluted earnings/ (loss) per share from continuing operations	$(12.15)			$(11.83)			$(2.63)			$(2.63)
Basic and diluted earnings/ (loss) per share from discontinued operations	—			(0.32)			(0.32)			—

Total basic and diluted earnings/ (loss) per share	$(12.15)			$(12.15)			$(2.95)			$(2.63)

VSOURCE, INC.

Pro Forma Condensed Consolidated Statements of Operations

(In Thousands, except per share data)

The following table shows the unaudited pro forma condensed consolidated results of operations for the year ended January 31, 2003, as if the Transactions had taken place on February 1, 2001:

	Historical (4)	Pro forma adjustments		Pro forma
Revenue from
Services	$25,462	$(25,462	)(5)	$—
Products	1,084	(1,084	)(5)	—

	26,546	(26,546)		—

Cost and expenses:
Cost of revenue from
Services	12,404	(12,388	)(5)	16
Products	832	(832	)(5)	—

	13,236	(13,220)		16

Selling, general and administrative expenses	15,561	(11,659	)(5)	3,902
Research and development expenses	—	—		—
Expenses related to terminated merger with TEAM America	—	—		—
Amortization of stock-based compensation	963	(413	)(5)	550
Impairment of long-lived assets	—	—		—
Insurance proceeds in respect of loss of inventory	(464)	464	(5)	—

Total costs and expenses	29,296	(24,828)		4,468

Operating income/(loss)	(2,750)	(1,718)		(4,468)
Interest income	72	—		72
Interest expense	(584)	—		(584)
Gain on disposal of investments	—	—		—
Non-cash beneficial conversion feature expense	(1,727)	—		(1,727)
Loss on extinguishment of debt	(6,838)	—		(6,838)

	(11,827)	(1,718)		(13,545)
Minority interest	—	—		—

Profit/(loss) before tax	(11,827)	(1,718)		(13,545)
Tax	—	—		—

Net profit/(loss) from continuing operations	(11,827)	(1,718)		(13,545)

Discontinued operations
Loss from discontinued operations	—	—		—

Net profit/(loss) after taxation	(11,827)	(1,718)		(13,545)

Add (Less): Credit arising on Exchange and deemed non-cash dividend to preferred shareholders	6,526	(6,526	)(5)	—

Net profit/(loss) available to common shareholders	$(5,301)	$(8,244)		$(13,545)

Basic and diluted weighted average number of common shares outstanding	1,734			1,734

Basic and diluted earnings/(loss) per share from continuing operations	$(3.06)			$(7.81)
Basic and diluted earnings/(loss) per share from discontinued operations	—			—

Total basic and diluted earnings/(loss) per share	$(3.06)			$(7.81)

VSOURCE, INC.

Pro Forma Condensed Consolidated Statements of Operations

(In Thousands, except per share data)

The following table shows the unaudited pro forma condensed consolidated results of operations for the year ended January 31, 2002, as if the Transactions had taken place on February 1, 2001:

	Historical (4)	Pro forma adjustments		Pro forma
Revenue from
Services	$9,940	$(9,940	)(5)	$—
Products	2,772	(2,772	)(5)	—

	12,712	(12,712)		—

Cost and expenses:
Cost of revenue from
Services	6,159	(6,142	)(5)	17
Products	2,631	(2,631	)(5)	—

	8,790	(8,773)		17

Selling, general and administrative expenses	11,171	(6,508	)(5)	4,663
Research and development expenses	2,269	—		2,269
Expenses related to terminated merger with TEAM America
Amortization of stock-based compensation	3,116	(1,060	)(5)	2,056
Impairment of long-lived assets	4,079	—		4,079
Insurance proceeds in respect of loss of inventory	—	—		—

Total costs and expenses	29,425	(16,341)		13,084

Operating income /(loss)	(16,713)	3,629		(13,084)
Interest income	127	—		127
Interest expense	(694)	—		(694)
Gain on disposal of investments	—	—		—
Non-cash beneficial conversion feature expense	(2,824)	—		(2,824)
Loss on extinguishment of debt	(340)	—		(340)

	(20,444)	3,629		(16,815)
Minority interest	—	—		—

Profit /(loss) before tax	(20,444)	3,629		(16,815)
Tax	—	—		—

Net profit / (loss) from continuing operations	(20,444)	3,629		(16,815)

Discontinued operations
Loss from discontinued operations	—	—		—

Net profit /(loss) after taxation	(20,444)	3,629		(16,815)

Add (Less): Credit arising on Exchange and deemed non-cash dividend to preferred shareholders	(2,095)	2,095	(5)	—

Net profit /(loss) available to common shareholders	$(22,539)	$5,724		$(16,815)

Basic and diluted weighted average number of common shares outstanding	1,080			1,080

Basic and diluted earnings /(loss) per share from continuing operations	$(20.87)			$(15.57)
Basic and diluted earnings /(loss) per share from discontinued operations	—			—

Total basic and diluted earnings /(loss) per share	$(20.87)			$(15.57)

VSOURCE, INC.

Notes To Unaudited Pro Forma Condensed Consolidated Financial Information

Basis of Presentation

The above unaudited pro forma condensed consolidated financial statements present financial information for the Company giving effect to the following:

(I) the transactions as described under Item 2.01 (the “Transactions”), which is comprised of three key steps:

1. The formation by the Company, of Asia Holding Co. and the transfer of all 177,567 Vsource Asia shares held by the Company (the “Transfer Assets”) to Asia Holding Co. as an intermediary special purpose holding company;

2. The offer by the Company to preferred shareholders to redeem preferred shares for common shares of Asia Holding Co. (the “Exchange Offer”); and

3. A simultaneous cash offer by Symphony to purchase all, but no less than 75%, of the shares in Asia Holding Co. owned by the Company, or by preferred shareholders who accept the Exchange Offer (the “Symphony Offer”).

(II) the disposal of 100% equity interest in Vsource Texas, which was consummated on July 1, 2004.

The unaudited pro forma condensed consolidated balance sheet as at July 31, 2004 is presented as if the Transactions occurred on that date and that all the Series 1-A, 2-A and 4-A preferred shareholders have accepted the Exchange Offer. The unaudited pro forma condensed consolidated statements of operations for the three and six months ended July 31, 2004 and for the years ended January 31, 2004, 2003 and 2002 are presented as if the Transactions had occurred on February 1, 2001.

For the periods presented, the Company incurred certain corporate costs including costs of being an SEC registrant such as legal and other professional costs, remuneration of management and personnel supporting corporate activities of the Company and certain other central corporate costs. Costs directly related to being an SEC registrant including costs related to raising capital have not been allocated to the businesses being disposed as it is difficult to determine a meaningful basis for such an allocation and the majority of such costs would not have been incurred by the businesses had they operated as independent non SEC registered entities during the periods presented. Remuneration of corporate personnel and other relevant corporate costs have been allocated to the businesses being disposed based on the estimated percentage of time directly spend on the affairs of the businesses disposed of by such management and personnel.

The Company incurred $ 1.46 million in expenses related to a terminated merger with TEAM America in the year ended January 31, 2004. Subsequent to this terminated merger, the Company set up Vsource Texas which provides human capital management services similar to those provided by TEAM America. The costs of the terminated merger were not allocated to Vsource Texas as this business was established by the Company subsequent the terminated merger.

Notes to unaudited Pro Forma Financial Information

Proforma adjustments (I) give effect to the Transactions which are described as follows:

(1) Reflects historical amounts derived from the Company’s unaudited condensed consolidated financial statements included in the Company’s quarterly report on Form 10-Q for the three and six months ended July 31, 2004.

(2) Reflects the transfer of the Company’s 61.2% interest in Vsource Asia to Asia Holding Co., a special purpose holding company wholly owned by the Company, and acceptance by the Series 1-A, 2-A and 4-A preferred stockholders of the offer by the Company to exchange the common shares of Asia Holding Co., in consideration for the redemption of the Series 1-A, 2-A and 4-A preferred shares. All assets and liabilities of Vsource Asia have been removed from the unaudited balance sheet of Vsource Asia at July 31, 2004. The gain realized by the Company associated with the Exchange results in a reduction to the accumulated deficit in the unaudited pro forma balance sheet at July 31, 2004 as calculated below.

For pro forma purposes, the gain has been calculated based on the carrying value of the assets and liabilities of Vsource Asia as of July 31, 2004 and the consideration for the disposal is based on the value of the cash offer by Symphony to purchase the shares in Asia Holding Co. prior to its disposal. The actual gain will be calculated at the closing date based the final acceptance rate by the Preferred Shareholders of the Exchange.

(in thousands)
Cash and cash equivalents	$857
Restricted cash	245
Accounts receivable, net	1,793
Prepaid expenses	160
Inventories	160
Other current assets	474

Current assets	3,689
Property and equipment, net	3,360
Restricted cash, non-current	348

Accounts payable	(1,526)
Accrued expenses	(1,367)
Staff accruals	(607)
Advanced from customers—current	(315)
Tax payable	(19)

Current liabilities	(3,834)

Net assets	3,563

Comprehensive income	133
Minority interest	(1,395)

Net book value of Vsource’s interest in Vsource Asia	2,301
Consideration:
Fair value of Vsource’ interest in Vsource Asia	15,806
Income tax expense	(40)
Estimated additional transaction expense
Included in other current assets	(200)
Included in accrued expenses	(350)

Gain on disposal of interest in Vsource Asia	$12,915

(3) Assuming full redemption of the Series 1-A, 2-A and 4-A preferred stock for the Company’s interest in Asia Holding Co. For pro forma purposes, the carrying value of the preferred stock as of July 31, 2004, plus the amount previously recognized in the additional paid-in capital for the beneficial conversion feature associated with the preferred stock, was eliminated. A deemed dividend was recognized based on the difference between these carrying values and the value of the Company’s interest in Asia Holding Co. (see note (2) above). The deemed dividend of $29,480,000 was directly credited to the accumulated deficit and was calculated as follows:

		(in thousands)
Carrying value of Asia Holding Co.		$15,806
Less:
Series 1-A preferred stock	$2,326
Series 2-A preferred stock	2,028
Series 4-A preferred stock	21,555
Beneficial conversion feature	19,377	45,286

Deemed dividend credited to accumulated deficit		$29,480

The actual deemed dividend will be calculated at the closing date based the final acceptance rate by the Preferred Shareholders of the Exchange.

(4) Reflects historical amounts were derived from audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2004.

(5) Reflects the removal of the results of operations of Vsource Asia for the periods presented, including an allocation of costs incurred by the Company pertaining to Vsource Asia’s operations, the details of which were as follows:

(in thousands)	For the six months ended July 31, 2004	For the three months ended July 31, 2004	For the year ended January 31, 2004	For the year ended January 31, 2003	For the year ended January 31, 2002
Revenue from (note a)
Services	$7,847	$3,648	$16,034	$25,462	$9,940
Products	724	308	2,044	1,084	2,772

	8,571	3,956	18,078	26,546	12,712

Cost and expenses:
Cost of revenue from (note a)
Services	5,133	2,428	9,653	12,388	6,142
Products	591	248	1,576	832	2,631

	5,724	2,676	11,229	13,220	8,773
Selling, general and administrative expenses (note a)	4,783	2,510	12,513	11,659	6,508
Research and development expenses	—	—	—	—	—
Expenses related to terminated merger with TEAM America	—	—	—	—	—
Amortization of stock-based compensation	—	—	41	413	1,060
Impairment of long-lived assets	—	—	—	—	—
Insurance proceeds in respect of loss of inventory	—	—	—	(464)	—

Total costs and expenses	10,507	5,186	23,783	24,828	16,341

Operating income/(losses)	(1,936)	(1,230)	(5,705)	1,718	(3,629)
Interest income	—	—	2	—	—
Interest expense	—	—	—	—	—
Gain on disposal of investments (note b)	7,611	—	—	—	—
Non-cash beneficial conversion feature expense	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—

	5,675	(1,230)	(5,703)	1,718	(3,629)
Minority interest (note b)	253	218	—	—	—

Profit/ (loss) before tax	5,928	(1,012)	(5,703)	1,718	(3,629)
Tax (note c)	(118)	4	(22)	—	—

Net profit/ (loss)	$5,810	$(1,008)	$(5,725)	$1,718	$(3,629)

Credit arising on Exchange and deemed non-cash dividend to preferred shareholders (noted)	$(7,034)	$(3,623)	$(11,877)	$6,526	$(2,095)

Notes:

a)	Reversal of the following: (i) sales and costs of sales associated with the contracts pertaining to Vsource Asia as well as selling, general and administrative expenses for all periods presented; and (ii) revenue, cost of sales as well as selling, general and administrative expenses originally recorded in other entities within the Company, which were allocated to Vsource Asia based on the number of headcount working for Vsource Asia during the periods presented. Specifically, for the year ended January 31, 2002, certain of these contracts were originally signed by another company within the Company, but such contracts were novated to become Vsource Asia’s contracts during the year ended January 31, 2003.

(in thousands)	For the six months ended July 31, 2004	For the three months ended July 31, 2004	For the year ended January 31, 2004	For the year ended January 31, 2003	For the year ended January 31, 2002
Revenue	$—	$—	$29	$—	$12,674
Cost of revenue	19	—	1	91	7,411
Selling, general and administrative expenses	866	485	3,867	4,408	4,111

b)	Reversal of gain on disposal of investment in Vsource Asia and share of minority interest in Vsource Asia during the six months ended July 31, 2004, as on a proforma basis, Vsource Asia had never been part of the Company.

c)	Reversal of tax expense which represented the following:

i. For the six months ended July 31, 2004, the amount of tax expense of the Company arising on the gain on disposal of investment in Vsource Asia.

ii. For the three months ended July 31, 2004 and for the year ended January 31, 2004, the amount of tax expense pertaining to entities owned by Vsource Asia.

d)	Reversal of credit arising from the exchange and deemed non-cash dividend to preferred shareholders as no such deemed dividend could be resulted as on a pro forma basis such preferred stock was redeemed effective February 1, 2001.

The unaudited pro forma condensed consolidated statements of operations do not reflect the impact of the following resulting from the Transactions:

•	Gain on exchange of interest in Asia Holding Co. of $12,915,000 for redemption of preferred stock;

•	Estimated transaction expenses relating to the Transactions of $550,000; and

•	Estimated income tax expense arising from the Transactions of $40,000.

As described in (2) above, these pro forma adjustments have been reflected in the unaudited pro forma condensed consolidated balance sheet as of July 31, 2004.

(6) Reflects reclassification of results of operations of Vsource Texas for the year ended January 31, 2004, including an allocation of costs incurred by the Company pertaining to Vsource Texas’ operations, as loss from discontinued operations to conform to the pro forma condensed consolidated results of operations for the three and six months ended July 31, 2004. The details are as follows:

For the year ended January 31, 2004
(in thousands)
Revenue from
Services	$71

Cost and expenses:
Cost of revenue from
Services	(240)

Selling, general and administrative expenses	(434)

Total costs and expenses	(674)

Loss before tax	(603)
Tax	—

Net loss	$(603)

Proforma adjustments (II) give effect to the disposal of the 100% equity interest in Vsource Texas which are described as follows:

(7) Reflects the removal of the losses from discontinued operations which resulted from the disposal of 100% interest in Vsource Texas by the Company on July 1, 2004. The loss from discontinued operations consisted of the following ( in thousands) :

	For the six months ended July 31, 2004	For the three months ended July 31, 2004	For the year ended January 31, 2004
(in thousands)
Operating loss	$986	$324	$603

Loss on disposal of interest in Vsource Texas	162	162	—

Loss from discontinued operations	$1,148	$486	$603

Unaudited Pro Forma Comparative Per Share Data

In the table below we have provided you with the historical per share information for the Company’s common stock and pro forma per share information for the period ended July 31, 2004. We have assumed for purposes of the pro forma information that the Transactions were completed on July 31, 2004 for income statement purposes and for balance sheet purposes.

	Vsource Historical	Vsource Pro forma
Book value per share as of July 31, 2004	$(9.57)	$1.86
Loss per share from continuing operations for the six months period ended July 31, 2004	$(0.81)	$(0.21)
Loss per share from discontinued operations for the six months period ended July 31, 2004	$(0.57)	—
Loss per share from continuing operations for the three months period ended July 31, 2004	$(2.36)	$(0.08)
Loss per share from discontinued operations for the three months period ended July 31, 2004	$(0.24)	—

It is important that when you read this information you also read the financial information included and incorporated by reference into this document. You should not rely on the unaudited pro forma financial information as an indication of the results of operation or financial position that would have been achieved if the Transactions had taken place on the dates indicated. We have not declared or paid any cash dividends on any of our shares during the periods shown above.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 22, 2004